LESSOR: The Terminal Marketing Company, Inc., 151 North Main Street, Suite 300, New City, NY, 10956

LESSEE & LOCATION OF EQUIPMENT
Name: Netter Digital Entertainment, Inc.

Address: 611 N. Brand Blvd. 3rd Floor

City: Glendale    State: CA      Zip Code: 91203

                           EQUIPMENT DESCRIPTION

                        SEE EQUIPMENT LIST ATTACHED



EQUIPMENT	LOCATION, IF OTHER THAN AS ABOVE:

No. of      	RENTAL PAYMENT AMOUNT	                    FIRST RENTAL PAYMENT
Months	                                             	Check For This Amount Must
36         36 Monthly Payments of $5,564.00        		Accompany Lease Application
		         Plus Sales Tax of $0.00                   $11,128.00
           Total $5,564.00                           for the first month and
		                                                   last 1 Months
               Commencement Date:

I.Lease of Equipment. Lessee agrees to lease from lessor and, upon acceptance hereof by Lessor, Lessor agrees to lease to Lessee, the Equipment, for the period commencing with delivery of the Equipment to Lessee and ending upon the expiration of the Tenn. Advance rentals paid by Lessee shall not be refundable to Lessee in the event the Term does not commence.
2.	Disclaimer. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN THE
SELECTION OF THE EQUIPMENT AND THAT THE EQUIPMENT IS OF THE TYPE, DESIGN, SIZE, CAPACITY AND MANUFACTURE SELECTED BY LESSEE. LESSEE ACKNOWLEDGES THAT LESSOR WILL NOT, AND HAS NO OBLIGATION TO, INSPECT THE EQUIPMENT AND THAT LESSOR HAS NOT MADE AND WILL NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED ON WHICH LESSEE MAY RELY, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, SAFETY, CONDITION, QUALITY, DURABILTY OR SUITABILITY FOR LESSEE'S PURPOSES OF THE EQUIPMENT IN ANY RESPECT, THE EQUIPMENT'S COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, OR PATENT INFRINGEMENT, LATENT DEFECTS, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED. LESSEE FURTHER ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF, OR MERCHANT OR DEALER IN, EQUIPMENT OF THE SAME TYPE AS THE EQUIPMENT AND THAT LESSOR HAS NO DUTY TO ENFORCE ANY WARRANTIES ON BEHALF OF LESSEE. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, WHETHER DIRECT, INDIRECT, EXEMPLARY OR PUNITIVE., WHETHER OR NOT LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
3.	Lessee's Representations and Waivers.  Lessor shall have no liability for delay in delivery of the Equipment or for Supplier's failure to deliver the Equipment or for performance of any other covenant, warranty or representation. Lessee shall make any claim for breach of warranty or representation solely against Supplier and shall, nevertheless, pay Lessor all Rent and Lessee hereby waives any such claims as against Lessor. Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all of the rights which Lessor has against Supplier for breach of warranty or other representation. Lessee understands and agrees that no salesman or other agent of Supplier is an agent of Lessor and, therefore, no salesman or agent of Supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by any salesman or agent of Supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Lease. Lessee hereby acknowledges receipt of a copy of this Lease. Lessor agrees to order the Equipment from Supplier upon the terms and conditions of the purchase order provided by Supplier to Lessee and attached hereto.
     THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON PAGE TWO WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES THAT HE HAS READ.

LEASE NO. 2244	                                 THIS IS A NON-CANCELABLE
                                           LEASE FOR THE TERM INDICATED ABOVE

ACCEPTED:                           		LESSEE Netter Digital Entertainment, Inc.

June 6, 1997                                             DATE June 6, 1997

			                                   THE UNDERSIGNED AFFIRMS THAT HE IS A DULY
			                                   AUTHORIZED CORPORATE OFFICER, PARTNER OR
                                      PROPRIETOR	OF THE ABOVE NAMED LESSEE.
             		LESSOR
By_____________________               By___________________ Title: COO
		Authorized Signature



Lessee hereby authorizes Lessor to insert in this Lease the serial numbers and other identification date of the Equipment. Lessee warrants that the Equipment leased is for business use only and not for personal or consumer use and is for the sole use of Lessee and Lessee's employees. Lessee hereby waives a trial by jury and the right to interpose any counterclaim, offset, defense or setoff of any nature or description whatsoever in any litigation between Lessee and Lessor with respect to this Lease.
4. Term; Extensions. This Lease shall continue in effect with respect to each item of Equipment until the expiration of the Tenn with respect to such item of Equipment. Thereafter, this Lease shall continue in effect unless either Party terminates this Lease upon written notice given not less than three (3) months prior to the date of termination. This Lease shall not terminate by operation of law or otherwise during the Term and thereafter shall terminate only as expressly provided herein.
5.	Rent; Net Lease.  Rent will be due and payable in advance with respect to each item of Equipment on the first day of each month, commencing on the Commencement Date, and shall continue until the return of such item of Equipment by Lessee to Lessor in accordance with the terms of this Lease. Charges, if any, from the date of acceptance by Lessee to the Commencement Date shall be at the daily rate of 1/30th of the monthly Rent and shall be payable in arrears on the Commencement Date. Lessee acknowledges and agrees that (i) this is a net lease and that all costs, expenses and liabilities in connection with the Equipment shall be home by Lessee, (ii) that Lessee's obligation to pay Lessor all amounts due hereunder is absolute and unconditional, and (iii) Lessee shall not be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Rent or other sum payable hereunder.
6. Maintenance, Lessee shall maintain the Equipment in first class condition in accordance with manufacturer's specifications. Except as expressly provided herein, Lessee shall make no repair, alteration, addition or attachment with respect to the Equipment without the express prior written consent of Lessor,
All repairs, alterations, additions, and attachments shall become part of the Equipment and shall be the property oflessor.
7.	Location.  Lessee shall not change the location of any item of Equipment without the express prior written consent of Lessor, Lessee's use of the
Equipment shall at all times be in conformity with all applicable laws, all warranties pertaining to the Equipment and conditions of any insurance policy covering the Equipment. Lessor shall have the right, upon reasonable prior notice to Lessee and during Lessee's regular business hours, to inspect the Equipment at the premises of Lessee or wherever the Equipment may be located.
8. Title. All Equipment is and shall remain the property of Lessor at all times hereunder. At the request of Lessor, Lessee shall execute such further instruments and documents as shall be requested by Lessor to protect Lessor's title to the Equipment. Lessee shall affix and shall not remove such plates or other markings to the Equipment as Lessor shall request to indicate Lessor's ownership of the Equipment. The Equipment shall at all times remain personal property and Lessee shall take all such action as shall be necessary to prevent the Equipment from becoming part of the real property on which it is placed, including the installation and maintenance of each item of Equipment so that it may be removed without damage to such real property.
9. Transportation and Installation; Redelivety. Lessee shall pay all transportation, insurance, packing, installation, site preparation and other charges in connection with the delivery and installation of the Equipment. At the expiration of the Term or any extension thereof, Lessee will, at its expense, deliver the Equipment to any place designated by Lessor within the Continental United States, freight and insurance prepaid by Lessee, in the same condition as when delivered by Lessee, reasonable wear and tear excepted.
10. Risk of Loss; Insurance.  Lessee hereby assumes all risk of the occurrence of a Casualty Event while the Equipment is in transit, in Lessee's possession or under Lessee's control. The occurrence of any Casualty Event shall not impair any obligation of Lessee under this Lease.  Lessee shall promptly notify Lessor of the occurrence of any Casualty Event.  Lessee agrees to keep the Equipment insured to protect all interests of Lessor, at Lessee's expense, against all Casualty Events for not less than the unpaid balance of the lease rentals due hereunder or 80% of the then current value of Equipment, whichever is higher and in addition shall obtain and maintain insurance in an amount reasonable under the circumstances for public liability and property damage. All such insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an additional insured and additional loss payee in all said policies and as sole loss payee in policies insuring the Equipment. The proceeds of such insurance, whether resulting from loss or damage or return premium or otherwise shall be applied toward the replacement or repair of the Equipment or the payment of obligations of Lessee hereunder, at the option of Lessor. Lessee hereby appoints Lessor as Lessee's attomey-in-fact to make claim for, receive payment of an execute or endorse all documents, checks or drafts for loss or damage or return premium under insurance policies issued on the Equipment. All such policies shall provide that they may be canceled only after giving 30 days' prior written notification to Lessor. Lessee shall indemnify and hold Lessor harmless from any loss, claim or damage to persons or property arising out of Lessee's use, possession or storage of the Equipment.
11. Past Due Payments.  If payment of any sum due hereunder is not made within
10 days of the due date, Lessee shall pay to Lessor, as liquidated damages occasioned by such delay, an amount calculated at the rate of 5 percent per month of such past due balance. All advances made by Lessor to preserve the Equipment or to pay insurance premiums or to discharge and pay any taxes, assessments, fees, penalties, liens or encumbrances thereon shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately.
12. Taxes. Lessee shall keep the Equipment free and clear of all levies, liens, charges and encumbrances and shall pay all assessments, license fees, taxes (including sales, use, excise, personal property, ad valoren, stwnp, documentary and other taxes) and all other governmental charges, fees, fines or penalties whatsoever, whenever levied and whether payable by Lessor or on relating to (i ) the Equipment or the use, registration, rental, shipment, transportation, delivery, ownership or operation thereof, or (ii) this Lease or the Rent or other sums payable hereunder and Lessee shall file all returns required therefore and fumish copies thereof to Lessor. On written request from Lessor, Lessee agrees to reimburse Lessor for the costs incurred in collecting any taxes, assessments or fees for which Lessee is liable hereunder and remitting the same to the appropriate authorities, such reimbursement not to exceed 1% of the amount of such tax, assessment fee or penalty, or $1 .00, whichever is greater. Lessor may pay such taxes and other amounts and may file such returns on behalf of Lessee if Lessee fails to do so as provided herein.
13. Default; Remedies Upon Default.  Lessee shall be in default hereunder: (a)
if Lessee fails to pay any sum due hereunder within 10 days after the due date thereof; (b) if Lessee fails to perform any non-monetaty covenant and such failure continues for 15 days after written notice; (c) if proceedings are instituted by or against Lessee under any provision of the Federal Bankruptcy Code, insolvency laws or laws relating to the relief of debtors, readjustments, compositions or extensions or any other or similar law, or if Lessee makes an assignment for the benefit of creditors, of if a receiver, trustee or custodian or similar official of Lessee or all or any substantial part of its assets shall be appointed; (d) if the Equipment or any sum due hereunder becomes subject to any lien other than those imposed by or with the express prior written consent of Lessor; (e) if Lessee attempts to assign, sublet, hypothecate, mortgage or otherwise transfer or grant any security interest in Lessee's rights or interest under this Lease without the express prior written consent of Lessor; (f) if Lessee shall be default under loan or credit agreement; or (g) if Lessee's financial condition shall change such that, in Lessor's opinion, Lessor's security shall be impaired or Lessor's credit risk shall be increased. In any such event, Lessor may take, concurrently, any action allowed by law and any one or more of the following actions; (1) proceed by court action to enforce performance by Lessee of all provisions hereof and to recover damages for the breach thereof, (2) accelerate payment of all Rent due hereunder during the balance of the Term or any extension thereof; (3) enter upon the premises of Lessee or other premises where the Equipment may be located and take possession of the Equipment without notice or legal process and without liability for trespass or responsibility for loss of or damage to the Equipment or any property attached thereto; and (4) retain all Rent and other sums paid by lessee hereunder, as well as all insurance proceeds and other sums, if any, then in its possession which would otherwise be payable to Lessee. Lessee shall pay all costs and expenses incurred by Lessor in exercising any of its rights or remedies under this Lease, including expenses of retaking, holding, preparing for lease or sale, or leasing and selling of the Equipment, and reasonable attorneys' fees and legal expenses. Any payment received from Lessee may be applied by Lessor at any time against any obligation due and owing by Lessee under this Lease or any Schedule hereto, in Lessor's sole discretion, notwithstanding any statement appearing on or referred to in any remittance from Lessee or any prior application ofsuch payment. In the event any bankruptcy proceedings are instituted by or against Lessee under the Federal Bankruptcy
Code within 90 days after receipt by Lessor or any such payment, such payment shall be deemed applicable to unpaid obligations then due hereunder in the inverse order of maturity.
14.	Assignment by Lessor.  This Lease may be assigned by Lessor without notice to Lessee, in which event the assignee shall be entitled to exercise all rights and powers, but shall not be chargeable with any obligations or liabilities, of Lessor hereunder and all reference hereunder and all references herein to Lessor shall refer, instead, to such assignee. Lessor, or Lessor's assignee, may also grant a security interest in the Equipment and this Lease. THE ASSIGNEE'S
RIGHTS OR THE RIGHTS OF THE HOLDER OF A SECURITY INTEREST IN THIS LEASE SHALL BE FREE FROM ALL DEFENSES, SETOFFS OR COUNTERCLAIMS WHICH LESSEE MAY BE ENTITLED TO ASSERT.
15. Further Assurances. Lessee agrees to deliver to Lessor, its successors and assigns, upon request of Lessor, such certificates, acknowledgments, consents, financing statements, opinions of counsel and any other instruments, all in form and substance satisfactory to Lessor, which Lessor may, in its sole discretion, determine to be necessary or proper to confirm any or all of the representations and agreements made by Lessee hereunder or to facilitate the assignment by
Lessor of its right, title and interest in an to the Equipment, this Lease or the Rent. Where allowed by law, Lessor may execute and file any financing statements on behalf oflessee.
16.	Notices.  All notices and consents shall be in writing and shall be deemed given when mailed, postage prepaid, to the address of the Party to whom intended set forth on the face of this Lease or to such other address as such Party shall have designated by notice in writing to the other Party.
17.	Choice of Law.  This Lease shall be deemed to have been made in Rockland
County, New York and shall be governed by the laws of the State of New York. Lessee hereby agrees that all actions or proceedings arising directly or indirectly from this Lease shall be maintained only in courts within the State of New York, and Lessee hereby consents that all services of process may be made by certified or registered mail, return receipt requested, directed to Lessee at the address as set forth on the face of this Lease. Service so made shall be complete two (2) days after the same shall have been posted.
18.	Miscellaneous.  This Lease constitutes the entire agreement wnong the
Parties and may not be changed or canceled orally, but only in writing, signed by the Party to be charged. This Lease shall be binding on the successors and assigns of the Parties. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability or any other provision hereof. The failure to Lessor to enforce performance by Lessee of any obligation hereunder shall not constitute a waiver of Lessor's right to thereafter enforce such performance.
19.	Definitions.
        "Casualty Event" - damage, destruction, loss theft, seizure, taking by eminent domain or similar event with respect to the Equipment. "Commencement Date" - with respect to each item ofequipment, the date specified on page one ofthis Lease as the "Commencement Date". "Equipment" - those items of equipment described on page one of this
         Lease and in any Schedules.
        "Lessee" - the corporation, partnership or individual so designated on page one of this Lease.
        "Lessor" - the corporation so designated on page one of this lease. "Party" - Lessor or Lessee.
        "Rent" - the monthly charge set forth on page one of this Lease, or any Schedule, payable by Lessee to Lessor for the use of the Equipment during the Term and all extensions thereof.
        "Schedules" - those pages annexed to this Lease and designated
         "Schedules".
        "Term" - with respect to each item of Equipment, the period commencing on the Commencement Date and ending on the last day of the month which is the number of months specified on page one of this lease.


                                         Lessee Initials______________

LESSOR: The Terminal Marketing Company Inc., 151 North Main Street, Suite 300, New City, NY, 10956

LESSEE & LOCATION OF EQUIPMENT
Name: Netter Digital Entertainment, Inc.

Address: 611 N. Brand Blvd. 3rd Floor

City: Glendale       State: CA     Zip Code: 91203

                             EQUIPMENT DESCRIPTION

                          SEE EQUIPMEENT LIST ATTACHED

EQUIPMENT	LOCATION, IF OTHER THAN AS ABOVE:

No. of      	RENTAL PAYMENT AMOUNT	                  FIRST RENTAL PAYMENT
Months                                        	   	  Check For This Amount Must
36       36 Monthly Payments of $5,763.00        		  Accompany Lease Application
         Plus Sales Tax of $0.00 Total $5,763.00	    $ 11,526.00
                                                  			for the first month and
                                                     Last 1 Months
                   Commencement Date:


I.Lease of Equipment. Lessee agrees to lease from lessor and, upon acceptance hereof by Lessor, Lessor agrees to lease to Lessee, the Equipment, for the period commencing with delivery of the Equipment to Lessee and ending upon the expiration of the Term. Advance rentals paid by Lessee shall not be refundable to Lessee in the event the Term does not commence.
2.	Disclaimer. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN THE
SELECTION OF THE EQUIPMENT AND THAT THE EQUIPMENT IS OF THE TYPE, DESIGN, SIZE, CAPACITY AND MANUFACTURE SELECTED BY LESSEE. LESSEE ACKNOWLEDGES THAT LESSOR WILL NOT, AND HAS NO OBLIGATION TO, INSPECT THE EQUIPMENT AND THAT LESSOR HAS
NOT MADE AND WILL NOT MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED ON WHICH LESSEE MAY RELY, WITH RESPECT TO THE MERCHANTABILITY, FITNESS, SAFETY, CONDITION, QUALITY, DURABILTY OR SUITABILITY FOR LESSEEIS PURPOSES OF
THE EQUIPMENT IN ANY RESPECT, THE EQUIPMENT'S COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, OR PATENT INFRINGEMENT, LATENT DEFECTS, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED. LESSEE FURTHER ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF, OR MERCHANT OR DEALER IN, EQUIPMENT OF THE SAME TYPE AS THE EQUIPMENT AND THAT LESSOR HAS NO DUTY TO ENFORCE ANY WARRANTIES ON BEHALF OF LESSEE. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, WHETHER DIRECT, INDIRECT, EXEMPLARY OR PUNITIVE., WHETHER OR NOT LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
3.	Lessee's Representations and Waivers.  Lessor shall have no liability for delay in delivery of the Equipment or for Supplier's failure to deliver the Equipment or for performance of any other covenant, warranty or representation. Lessee shall make any claim for breach of warranty or representation solely against Supplier and shall, nevertheless, pay Lessor all Rent and Lessee hereby waives any such claims as against Lessor. Lessor hereby assigns to Lessee, solely for the purpose of making and prosecuting any such claim, all of the rights which Lessor has against Supplier for breach of warranty or other representation. Lessee understands and agrees that no salesman or other agent of Supplier is an agent of Lessor and, therefore, no salesman or agent of Supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by any salesman or agent of Supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Lease. Lessee hereby acknowledges receipt of a copy of this Lease. Lessor agrees to order the Equipment from Supplier upon the terms and conditions of the purchase order provided by Supplier to Lessee and attached hereto.

     THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON PAGE TWO WHICH ARE MADE A PART HEREOF AND WHICH LESSEE ACKNOWLEDGES THAT HE HAS READ.

LEASE NO. 2256                                      	THIS IS A NON-CANCELABLE
                                              LEASE FOR THE TERM INDICATED ABOVE

ACCEPTED:                             LESSEE: Netter Digital Entertainment, Inc.

June 13, 1997                                               Date: June 13, 1997

                                      THE UNDERSIGNED AFFIRMS THAT HE IS A DULY
                                      AUTHORIZED CORPORATE OFFICER, PARTNER OR
                                      PROPRIETOR OF THE ABOVE NAMED LESSEE.
                    LESSOR
By________________________            By:______________________Title: COO
    Authorized Signature

Refer to above for conditions